--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                               Semiannual Report
                              Short-Term Bond Fund
--------------------------------------------------------------------------------
                                November 30, 1997
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS

SHORT-TERM BOND FUND

* Bond yields declined on balance, as inflation remained subdued despite strong economic growth.

* Short-Term Bond Fund's six-month returns were solid, about on a par with those of its Lipper peer group.

* The fund's allocation to BBB rated bonds was generally beneficial, but an Asian currency crisis caused some of these holdings to underperform in October.

* The fund's sector diversification, credit quality, and duration strategies remained largely unchanged.

*    We believe the outlook for bonds is favorable if inflation remains subdued.

Fellow Shareholders

     Reversing the pattern of the preceding six months, interest rates fell and prices of short-term bonds rose during the six months ended November 30, 1997. Inflation remained subdued despite strong economic growth, and currency turmoil in the emerging markets increased demand for high-quality domestic bonds. In this environment, the Short-Term Bond Fund performed well, in line with its Lipper peer group.

MARKET ENVIRONMENT

     At the time of our last report six months ago, the possibility of rising inflation was a significant concern to the bond market. A March 1997 interest rate hike by the Fed, intended to curb economic growth, crowned a period of rising rates, with yields on five-year Treasury bonds topping 6.6% in March and April. In the six months ended November 30, however, the economy performed well-gross domestic product continued to grow at a more than 3% annualized rate-but inflation, unexpectedly, seemed to decelerate.

     [Chart showing interest rates for the 5-year Treasury note, 2-year Treasury note, and Federal Funds Target Rate 11/30/96 through 11/30/97.]

     A bond rally in April, and a subsequent easing ofinflation fears, allowed yields to fall (and prices to rise) on most fixed income instruments. A strong dollar, which makes imports cheaper, helped keep inflation in check. In addition, a currency crisis in Southeast Asia drove global investors to invest more heavily in domestic bonds, especially U.S. Treasuries, largely because of their high credit quality and U.S. dollar exposure. Long-term securities benefited most from these trends, but short-term bonds also climbed on falling interest rates and rising demand. Between May 31 and November 30, 1997, yields on five-year Treasuries fell nearly 80 basis points (100 basis points equal one percentage point).

     The flight to quality in October caused Treasuries to outperform mortgage-backed bonds (which suffer from increased prepayments when rates fall sharply) and lower-quality issues over the past six months. However, lower-quality bonds bounced back in November, recovering part of their late-October losses. Investors have been willing to buy lower-quality, higher-yielding bonds for most of this year in the belief that the strong economy would lead to credit quality improvements.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 11/30/97                 6 Months              12 Months
--------------------------------------------------------------------------------
Short-Term Bond Fund                      3.43%                  5.38%

Lipper Short Investment-
Grade Debt Funds Average                  3.41                   5.51
================================================================================

PERFORMANCE AND STRATEGY REVIEW

     The fund finished the six-month period with a 3.43% total return, in line with the 3.41% gain for the Lipper Short Investment-Grade Debt Funds Average. For the year ended November 30, the fund's return lagged the Lipper average by 13 basis points. However, it provided shareholders with a stable dividend throughout the year.

     The currency crisis that began in Thailand in July and spread to other Southeast Asian nations and around the globe in October had a strong effect on fund returns for the six-month period. Prior to the crisis, the fund had built up a performance advantage over its peers by emphasizing corporate and mortgage-backed bonds in the portfolio, which have higher yields than comparable government obligations. However, the Asian currency meltdowns and the ensuing global stock market correction led investors to increase their holdings of Treasuries while shying away from corporates. Lower-rated corporates, in particular, underperformed Treasuries sufficiently to offset most of the fund's yield advantage, despite their quick November rebound.

     Generally, we did not significantly alter our investment plan and made few changes in sector diversification or credit quality exposure. Over the long-term investment horizon, we seek to outperform our peers by emphasizing better-yielding corporate and mortgage-backed issues. Throughout the period, we kept the fund's stake in corporate and asset-backed securities in a range around 55%, with concentrations in utility and banking bonds. We also maintained a near-19% stake in BBB bonds, which are the lowest-rated (and highest-yielding) investment-grade bonds. Nonetheless, the fund's overall average credit quality was unchanged at AA (just below the top bond rating of AAA).

     [Quality Diversification PieChart showing AAA 47%, AA 10%, A 23%, BBB 19%, BB and Below 1%]

     To take advantage of comparatively attractive yields given the overall decline in interest rates, mortgage-backed securities were increased modestly from 28% to 30% of fund assets after May 31, but remained in the 25% to 30% range throughout the period. Our mortgage-backed holdings consisted primarily of seasoned five- and seven-year balloon mortgages, conservatively structured CMOs, and discount coupon 15-year pass-throughs. Compared with typical 30-year pass-through securities, these holdings tend to have relatively stable cash flows and less risk of principal prepayments as interest rates fall.

     Although interest rates moved considerably during the period, the fund's duration was maintained within a narrow range of 1.8 years to 1.9 years. (Duration measures a fund's price sensitivity to interest rate changes. A longer duration enhances a fund's price appreciation when rates fall, while a shorter duration helps limit losses when rates rise.)

OUTLOOK

     Despite the economy's strength, we believe the recent developments inAsia and continued subdued inflation may obviate the need for any immediate action by the Fed. Indeed, we do not expect any change in policy for the next quarter or two, and although the Fed has maintained a bias toward higher short-term rates, it is no longer a foregone conclusion that the Fed's next move will be a tightening.

     Looking further ahead, we expect a continuation of good growth, although perhaps a touch slower than the recent pace. Consumer spending on big ticket items may decline, since many individuals are burdened with high debt and may be worried about volatility in the stock markets. However, employment is strong and consumer confidence is high, suggesting that growth could continue unabated. We believe that the outlook for the fixed income market is favorable as long as inflation remains subdued.

Respectfully submitted,

/s/

Edward A. Wiese
President and Chairman of the Investment Advisory Committee

December 19, 1997


T. Rowe Price Short-Term Bond Fund
================================================================================

Portfolio Highlights
================================================================================

Key statistics
                                                           5/31/97     11/30/97
--------------------------------------------------------------------------------
Price Per Share ......................................       $4.65        $4.67
Dividends Per Share
     For 6 months ....................................        0.14         0.14
     For 12 months ...................................        0.27         0.27
Dividend Yield *
     For 6 months ....................................        5.98%        5.99%
     For 12 months ...................................        6.07         6.08
Weighted Average Maturity (years) ....................         2.4          2.3
Weighted Average Effective Duration (years) ..........         1.9          1.9
Weighted Average Quality ** ..........................          AA           AA

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**   Based on T. Rowe Price research.
================================================================================

T. Rowe Price Short-Term Bond Fund
================================================================================

Portfolio Highlights
--------------------------------------------------------------------------------
SECTOR Diversification
                                                       Percent of     Percent of
                                                       Net Assets     Net Assets
                                                          5/31/97       11/30/97
--------------------------------------------------------------------------------
Corporate Bonds and Notes ..........................           50            50
         Utilities .................................            8%           10%
         Banking ...................................           10            10
         Finance and Credit ........................            5             5
         Media and Communications ..................            3             5
         Transportation ............................            5             4
         All Other .................................           19            16
Asset-Backed Securities ............................            5             4
Mortgage-Backed Securities .........................           28            30
U.S. Government Obligations ........................           12            11
         U.S. Treasuries ...........................            9             4
         U.S. Agency Obligations ...................            3             7
Cash Equivalents ...................................            4             5
         Domestic Negotiable CD ....................            3            --
         Money Market Funds * ......................            1             5
Other Assets Less Liabilities ......................            1            --
--------------------------------------------------------------------------------
Total ..............................................          100%          100%

*    See note at end of financial statements.
================================================================================

T. Rowe Price Short-Term Bond Fund
================================================================================

Performance Comparison
================================================================================

[Short-Term Bond Fund SEC graph shown here]

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


Average Annual Compound Total Return
================================================================================

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
Periods Ended 11/30/97                  1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Short-Term Bond Fund                     5.38%      6.11%      4.61%       6.35%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Short-Term Bond Fund
================================================================================
Unaudited

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights

                                6 Months          Year                                    3 Months++          Year
                                   Ended         Ended                                       Ended           Ended
                                11/30/97       5/31/97       5/31/96       5/31/95         5/31/94         2/28/94          2/28/93
NET ASSET VALUE
Beginning of period ........   $    4.65     $    4.64     $    4.72     $    4.85     $      5.00     $      5.09     $      5.05
Investment activities
      Net investment income         0.14          0.27          0.29          0.29            0.07            0.31            0.33
      Net realized and
      unrealized gain (loss)        0.02          0.01         (0.08)        (0.13)          (0.15)          (0.09)           0.04
      Total from
      investment activities         0.16          0.28          0.21          0.16           (0.08)           0.22            0.37
Distributions
      Net investment income        (0.14)        (0.26)        (0.28)        (0.29)          (0.07)          (0.28)          (0.33)
      Tax return of capital         --           (0.01)        (0.01)         --              --             (0.03)           --
      Total distributions ..       (0.14)        (0.27)        (0.29)        (0.29)          (0.07)          (0.31)          (0.33)
NET ASSET VALUE
End of period ..............   $    4.67     $    4.65     $    4.64     $    4.72     $      4.85     $      5.00     $      5.09
Ratios/Supplemental Data
Total return ...............        3.43%         6.28%         4.58%         3.41%          (1.65)%          4.36%           7.63%
Ratio of expenses to
average net assets .........        0.72%+        0.74%         0.72%         0.79%           0.79%+          0.74%           0.76%
Ratio of net investment
income to average
net assets .................        5.88%+        5.91%         6.15%         6.09%           5.56%+          6.00%           6.59%
Portfolio turnover rate ....        38.4%        103.9%        118.7%        136.9%          222.8%+          90.8%           68.4%
Net assets, end of period
(in thousands) .............   $ 354,030     $ 373,284     $ 429,498     $ 493,726     $   601,924     $   668,066     $   556,330
====================================================================================================================================

+    Annualized.
++   The Fund's fiscal year end was change to May 31.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term Bond Fund
================================================================================
Unaudited                                                      November 30, 1997

Statement of Net Assets                                           Par     Value
--------------------------------------------------------------------------------
                                                                  In thousands

CORPORATE BONDS AND NOTES  50.4%

Banking  9.9%
Banco Generale, (144a), 7.70%, 8/1/02 .......................  $ 4,450   $ 4,230
First National Bank of Commerce, Sr. Notes, 6.50%, 1/14/00 ..    4,450     4,462
Greenpoint Bank, 6.70%, 7/15/02 .............................    2,700     2,703
Keycorp Institutional Capital, (144a), 6.625%, 6/1/99 .......    4,500     4,534
MBNA, Sub. Notes, 7.25%, 9/15/02 ............................    2,650     2,713
Mercantile Bankshares, Sr. Notes, (144a), 6.13%, 7/15/98 + ..    3,500     3,501
Mercantile Safe Deposit & Trust, 6.53%, 7/3/00 ..............    4,200     4,237
Morgan Guaranty Trust, Sub. Notes, 7.375%, 2/1/02 ...........    4,000     4,147
National City Capital Trust, Gtd. Notes, (144a), 6.75%, 6/1/99   4,400     4,425
                                                                          34,952

Consumer Products  2.5%
Grand Metropolitan Investment, Gtd. Notes, 6.50%, 9/15/99 ....    4,450    4,471
Philip Morris, 7.25%, 9/15/01 ................................    4,300    4,410
                                                                           8,881

Energy  1.2%
   MCN Financing, (144a), 6.305%, 6/1/98               4,275               4,278
                                                                           4,278

Finance and Credit  4.8%
Ciesco, MTN, (144a), 7.38%, 4/19/00 + ..................       3,750       3,795
General Electric Capital, MTN, 6.15%, 11/5/01 ..........       4,150       4,128
Heller Financial, 7.875%, 11/1/99 ......................       3,780       3,879
International Lease Finance, MTN, 6.69%, 4/3/00 ........       5,000       5,065
                                                                          16,867

Industrials  3.8%
General Motors Acceptance Corporation, MTN
                6.625%, 4/24/00 ......................        4,400        4,432
Ingersoll Rand
                6.34%, 12/3/01 .......................        1,000        1,000
        Sr. Notes, 6.255%, 2/15/01 ...................        2,700        2,696
Lockheed Martin, Gtd. Notes, 6.55%, 5/15/99 ..........        4,500        4,518
Westinghouse Credit, MTN, 9.04%, 6/1/98 ..............        1,000        1,010
                                                                          13,656

Insurance  3.0%
American Annuity Group Capital Trust, (144a), 7.25%, 9/25/01     3,615     3,670
Chubb, Deb., 8.75%, 11/15/99 ...............................     2,225     2,292
USF&G, 7.00%, 5/15/98 ......................................   $ 4,600   $ 4,618
                                                                          10,580

Investment Dealers  1.3%
    Lehman Brothers, MTN, 6.75%, 5/24/99               4,450               4,489
                                                                           4,489

Media and Communications  4.5%
Comcast Cable Communications, (144a), 8.125%, 5/1/04 .....      4,500      4,806
NWCG Holdings, Sr. Disc. Notes, Zero Coupon, 6/15/99 .....      4,550      4,130
TCI Communciations, 8.65%, 9/15/04 .......................      4,500      4,900
Tele-Communications, Sr. Notes, 9.25%, 4/15/02 ...........      2,000      2,169
                                                                          16,005

Petroleum  1.3%
PDV America
        Sr. Notes
                7.25%, 8/1/98 ....................          2,700          2,714
                7.875%, 8/1/03 ...................          1,750          1,806
                                                                           4,520

Retail  3.9%
Dayton Hudson, 9.40%, 2/15/01           4,725           5,111
Federated Department Stores, Sr. Notes, 8.50%, 6/15/03 .....     3,500     3,792
Sears Roebuck & Company, MTN, 8.23%, 5/4/99 ................     4,800     4,943
                                                                          13,846

Transportation  4.0%
Chilbar Shipping, 6.98%, 7/15/01 .....................        2,171        2,222
Delta Air Lines, ETC, 9.60%, 5/26 - 6/1/00 ...........        2,960        3,171
Federal Express, 6.25%, 4/15/98 ......................        4,250        4,256
Union Pacific, 7.00%, 6/15/00 ........................        4,500        4,572
                                                                          14,221

Utilities  10.2%
Commonwealth Edison, 1st Mtg. Bonds, 6.25%, 2/1/98 ........     1,550      1,550
Consumers Energy, 1st Ref. Mtg. Bonds, 6.875%, 5/1/98 .....     3,250      3,253
Midamerican Energy, Sr. Notes, 6.50%, 12/15/01 ............     4,450      4,478
Orange and Rockland Utilities, Deb., 6.14%, 3/1/00 ........     4,500      4,485
Pacific Gas and Electric, 1st Mtg. Bonds, 8.75%, 1/1/01 ...     4,500      4,798
Potomac Capital, (144a), 6.80%, 9/12/01 ...................     2,500      2,495
Progress Capital Holdings, Gtd. Notes, (144a), 6.88%, 8/1/01    4,400      4,462
Public Service Electric & Gas, Mtg. Bonds, 8.875%, 6/1/03 .     4,350      4,814
System Energy Resources, 1st Mtg. Notes, 7.625%, 4/1/99 ...     4,015      4,078
Texas NM Power Company, 1st Mtg. Notes, 9.25%, 9/15/00 ....  $  1,750   $  1,856
                                                                          36,269
Total Corporate Bonds and Notes (Cost $177,935) ...........              178,564

ASSET-BACKED SECURITIES  4.4%

Auto-Backed  1.1%
Banc One Auto Grantor Trust, 6.27%, 11/20/03 ...........       3,611       3,620
USAA Auto Loan Grantor Trust, 5.00%, 11/15/99 ..........         193         193
                                                                           3,813

Credit Card-Backed  1.4%
MBNA Master Credit Card Trust, VR, 5.775%, 3/15/01     5,000               5,003
                                                                           5,003

Home Equity Loans-Backed  1.3%
Access Financial Mortgage Loan Trust, 6.90%, 5/18/11           4,450       4,471
                                                                           4,471

Receivables-Backed  0.6%
Harley Davidson Eaglemark, (144a), 6.35%, 10/15/02 .......      2,225      2,236
                                                                           2,236
Total Asset-Backed Securities (Cost $15,470) .............                15,523

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  29.2%

U.S. Government Agency Asset-Backed  1.0%
Federal Home Loan Mortgage, REMIC, 6.92%, 1/25/12         3,440            3,470
                                                                           3,470

U.S. Government Agency Obligations  26.8%
Federal Home Loan Mortgage
                9.00%, 7/1/01 - 7/1/02 .............         1,217         1,262
                9.50%, 8/1/01 - 9/1/02 .............           695           728
                10.00%, 1/1/01 - 10/1/05 ...........           440           465
                11.00%, 8/1/00 - 2/1/01 ............           333           356
        5 year balloon
                5.00%, 5/1 - 6/1/99 ................         3,741         3,711
                6.00%, 4/1/99 ......................         9,369         9,350
                7.50%, 1/1/98 - 5/1/00 .............         5,630         5,709
        7 year balloon
                6.50%, 12/1/99 .....................         8,717         8,752
                7.00%, 6/1 - 11/1/99 ...............         6,308         6,344
Federal Home Loan Mortgage
        REMIC
                6.00%, 8/15/06 .....................       $14,000       $13,943
                6.50%, 1/15/17 .....................         4,363         4,380
                7.00%, 3/15/08 .....................         5,720         5,779
                7.50%, 1/15/21 .....................         1,148         1,160
                9.00%, 5/15/19 .....................         2,771         2,943
Federal National Mortgage Assn .....................
                5.50%, 11/1/05 .....................            82            80
                7.00%, 4/1/09 ......................        10,596        10,778
                9.00%, 5/1/05 ......................         5,045         5,170
                11.00%, 10/1/00 - 1/1/01 ...........           144           150
        7 year balloon
                7.00%, 1/1/00 ......................         1,774         1,787
                9.00%, 1/1 - 7/1/98 ................         1,139         1,143
                9.50%, 12/1/97 - 1/1/98 ............            21            21
        REMIC, 7.50%, 8/25 - 11/25/05 ..............        10,870        11,017
                                                                          95,028

U.S. Government Guaranteed Obligations  1.4%
Government National Mortgage Assn
        I
                8.50%, 2/15/05 - 3/15/06 .....................     639       665
                10.50%, 11/15/15 .............................     130       146
        GPM, I
                9.50%, 8/15 - 10/15/09 .......................      55        60
                11.00%, 8/15/10 ..............................      58        65
                11.25%, 6/15/13 - 1/15/16 ....................     465       522
                11.75%, 7/15/13 - 11/15/15 ...................   1,809     2,051
                13.00%, 9/15/11 ..............................       8         9
        GPM, II, 11.00%, 9/20/13 - 4/20/14 ...................      12        13
        Midget, I
                9.00%, 7/15/01 - 2/15/06 .....................     627       655
                9.50%, 5/15/01 - 4/15/05 .....................     195       203
                10.00%, 4/15/98 - 10/15/04 ...................     476       503
                11.50%, 5/15/00 ..............................      10        11
                                                                           4,903
Total U.S. Government Mortgage-Backed Securities (Cost $103,057)         103,401

U.S. GOVERNMENT OBLIGATIONS  10.9%

U.S. Government Agency Obligations  6.8%
Federal Home Loan Banks, 5.76%, 7/8/98 ...................    $ 8,000    $ 7,999
Federal National Mortgage Assn., Deb., 6.15%, 12/14/01 ...      4,300      4,260
U.S. Department Housing & Urban Development
                6.02%, 8/1/99 ............................     11,730     11,739
                                                                          23,998

U.S. Treasury Obligations  4.1%
U.S. Treasury Notes
                6.125%, 8/31/98 ..........................     10,000     10,028
                6.25%, 8/31/02 ...........................      4,500      4,574
                                                                          14,602
Total U.S. Government Obligations (Cost $38,533) .........                38,600

NON-U.S. GOVERNMENT MORTGAGE-
BACKED SECURITIES  0.4%
Great Western Bank, ARM, 5.87%, 7/25/17 .....................      1,216   1,163
Salomon Mortgage Security VII, CMO, VR, 7.225%, 11/25/20 ....         63      63
Total Non-U.S. Government Mortgage-Backed
Securities (Cost $1,281) ....................................              1,226

Money Market Funds  4.8%
Reserve Investment Fund, 5.71% # .....................       17,033       17,033
Total Money Market Funds (Cost $17,033) ..............                    17,033

Total Investments in Securities
100.1% of Net Assets (Cost  $353,309) ......................          $  354,347

Other Assets Less Liabilities ..............................               (317)

NET ASSETS .................................................         $   354,030

Net Assets Consist of:
Accumulated net investment income -
net of distributions .........................................        $  (1,943)
Accumulated net realized gain/loss -
net of distributions .........................................          (35,915)
Net unrealized gain (loss) ...................................            1,038
Paid-in-capital applicable to 75,740,585
shares of $0.01 par value capital stock
outstanding; 1,000,000,000 shares authorized .................          390,850

NET ASSETS ...................................................        $ 354,030

NET ASSET VALUE PER SHARE ....................................        $    4.67

+      Private Placement
#      Seven-day yield
ARM    Adjustable Rate Mortgage
CMO    Collateralized Mortgage Obligation
ETC    Equipment Trust Certificate
GPM    Graduated Payment Mortgage
MTN    Medium Term Note
REMIC  Real Estate Mortgage Investment Conduit
VR     Variable Rate
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-- total of such securities at period-end amounts to 12.0% of net assets.

  The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term Bond Fund
================================================================================
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        6 Months
                                                                           Ended
                                                                        11/30/97

Investment Income
Interest income ..................................................       $12,047
Expenses
      Investment management ......................................           775
      Shareholder servicing ......................................           380
      Custody and accounting .....................................            88
      Prospectus and shareholder reports .........................            38
      Registration ...............................................            17
      Legal and audit ............................................             9
      Directors ..................................................             5
      Miscellaneous ..............................................             3
      Total expenses .............................................         1,315
Net investment income ............................................        10,732
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities ...........................           809
Change in net unrealized gain or loss on securities ..............         1,368
Net realized and unrealized gain (loss) ..........................         2,177
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ...........................................       $12,909


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term Bond Fund
================================================================================
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                       6 Months             Year
                                                          Ended            Ended
                                                       11/30/97          5/31/97
    Increase (Decrease) in Net Assets
    Operations
          Net investment income ...................   $  10,732       $  24,745
          Net realized gain (loss) ................         809          (2,019)
          Change in net unrealized gain or loss ...       1,368           2,935
          Increase (decrease) in net assets
          from operations .........................      12,909          25,661
    Distributions to shareholders
          Net investment income ...................     (10,802)        (24,117)
          Tax return of capital ...................        --              (628)
          Decrease in net assets from distributions     (10,802)        (24,745)
    Capital share transactions *
          Shares sold .............................      41,267         132,508
          Distributions reinvested ................       9,488          21,719
          Shares redeemed .........................     (72,116)       (211,357)
          Increase (decrease) in net assets
          from capital
          share transactions ......................     (21,361)        (57,130)
    Net Assets
    Increase (decrease) during period .............     (19,254)        (56,214)
    Beginning of period ...........................     373,284         429,498
    End of period .................................   $ 354,030       $ 373,284
*Share information
          Shares sold .............................       8,828          28,457
          Distributions reinvested ................       2,029           4,666
          Shares redeemed .........................     (15,432)        (45,418)
          Increase (decrease) in shares outstanding      (4,575)        (12,295)


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term Bond Fund
================================================================================
Unaudited                                                      November 30, 1997

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

       T. Rowe Price Short-Term Bond Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on March 2, 1984.

       The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

       VALUATION Debt securities are generally traded in the over-the-counter market. Investments in securities originally issued with maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

       Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

       PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

       OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

       Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

       SECURITIES LENDING The fund lends its securities to approved brokers to earn additional income and takes cash and U.S. Treasury securities as collateral to secure the loans. Collateral is maintained at not less than 100% of the value of loaned securities. At November 30, 1997, the value of securities on loan was $8,850,000. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

       OTHER Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $65,346,000 and $89,527,000, respectively, for the six months ended November 30, 1997. Purchases and sales of U.S. government securities aggregated $64,706,000 and $58,827,000, respectively, for the six months ended November 30, 1997.

NOTE 3 - FEDERAL INCOME TAXES

       No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $36,396,000, of which $373,000 expires in 1998, $52,000 in 2000, and $35,971,000 thereafter through 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

       At November 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $353,309,000, and net unrealized gain aggregated $1,038,000, of which $1,881,000 related to appreciated investments and $843,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

       The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $124,000 was payable at November 30, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At November 30, 1997, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

       In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $344,000 for the six months ended November 30, 1997, of which $69,000 was payable at period-end.

       Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 5.71% of the outstanding shares of the Short-Term Bond Fund at November 30, 1997. For the six months then ended, the fund was allocated $37,000 of Spectrum expenses, $4,000 of which was payable at period-end.

       The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended November 30, 1997, totaled $246,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Shareholder Services
================================================================================

INVESTMENT SERVICES AND INFORMATION

               KNOWLEDGEABLE SERVICE REPRESENTATIVES

               BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.
               IN PERSON Available in T. Rowe Price Investor Centers.

               ACCOUNT SERVICES

               CHECKING  Available on most fixed  income  funds ($500  minimum).

               AUTOMATIC INVESTING From your bank account or paycheck.

               AUTOMATIC   WITHDRAWAL    scheduled,    automatic    redemptions.

               DISTRIBUTION   OPTIONS  Reinvest  all,  some,  or  none  of  your
               distributions.

               AUTOMATED 24-HOUR SERVICES Including Tele*AccessRegistration Mark and T. Rowe Price OnLine.

               DISCOUNT BROKERAGE*

               INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

               INVESTMENT INFORMATION

               COMBINED STATEMENT Overview of your T. Rowe Price accounts.

               SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

               T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

               PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

               INSIGHTS   Educational  reports  on  investment   strategies  and
               financial markets.

               INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*    A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
================================================================================

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified   Small-Cap  Growth
Dividend  Growth
Equity  Income
Equity  Index
Financial  Services
Growth  &  Income
Growth  Stock
Health  Sciences
Media & Telecommunications
Mid-Cap  Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap  Stock**
Small-Cap Value*
Spectrum Growth
Value

INTERNATIONAL/GLOBAL

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC   TAX-FREE

California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL

Emerging Markets Bond
Global Government Bond
International Bond

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
TAXABLE

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE

California  Tax-Free  Money
New  York  Tax-Free  Money
Summit Municipal Money Market
Tax-Exempt  Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------

Balanced
Personal Strategy   Balanced
Personal   Strategy   Growth
Personal   Strategy  Income
Tax-Efficient  Balanced

T. ROWE PRICE  NO-LOAD  VARIABLE  ANNUITY
--------------------------------------------------------------------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
**   Formerly the OTC Fund.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access [Registration  Mark]:
1-800-638-2587 toll free

For assistance
with your existing
fund account,  call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Short-Term Bond Fund [Registration Mark].

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.          F55-051  11/30/97